UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________
FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: April 25, 2017
(Date of earliest event reported)

_____________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

 _______________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.
FORM 8-K

Item 5.07	Matters Submitted to a Vote of Security Holders

On April 25, 2017 Nautilus, Inc. held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders (i) elected Ronald P. Badie, Bruce M. Cazenave, Richard A. Horn, M. Carl Johnson, III, Anne G. Saunders and Marvin G. Siegert to the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, (ii) adopted a non-binding advisory resolution approving the Company’s executive compensation, and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the year ending December 31, 2017.
The following is a summary of the voting results for each matter submitted to the shareholders:

(1) Proposal to elect a Board of Directors consisting of six (6) members:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ronald P. Badie	24,712,079	1,230,831	3,177,726
Bruce M. Cazenave	25,767,126	175,784	3,177,726
Richard A. Horn	24,796,313	1,146,597	3,177,726
M. Carl Johnson, III	25,484,800	458,110	3,177,726
Anne G. Saunders	25,505,336	437,574	3,177,726
Marvin G. Siegert	24,721,656	1,221,254	3,177,726

(2) Proposal to adopt a non-binding advisory resolution approving the Company’s executive compensation:

For	Against	Abstain	Non-Votes
25,142,070	775,901	24,939	3,177,726

(3) Proposal to ratify the appointment of KPMG LLP as Independent Registered Public Accounting Firm:

For	Against	Abstain	Non-Votes
28,989,699	124,592	6,345	—

Item 8.01	Other Events

On April 25, 2017, our Board of Directors authorized an additional $15 million share repurchase program, bringing the total authorization under existing programs to $25 million. Under the new program, shares of our common stock may be repurchased from time to time through April 25, 2019. Repurchases may be made in open market transactions at prevailing prices, in privately negotiated transactions, or by other means in accordance with federal securities laws. Share repurchases will be funded from existing cash balances, and repurchased shares will be retired and returned to unissued authorized shares.

The Company issued a press release on May 1, 2017 to announce the expansion of the program. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Nautilus, Inc. Press Release - May 1, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 1, 2017	By:	/s/ Wayne M. Bolio
(Date)		Wayne M. Bolio
Senior Vice President, Law and Human Resources, General Counsel